Exhibit 10.1

FOURTH AMENDMENT

TO

CREDIT AGREEMENT

Dated as of October 28, 2004

among

MERITAGE HOMES CORPORATION,

as the Borrower

GUARANTY BANK,

as Administrative Agent and Swing Line Lender,

BANK ONE, NA,

as Syndication Agent

FLEET NATIONAL BANK,

as Documentation Agent

and

The Other Lenders Party Thereto

GUARANTY BANK,

as Joint Lead Arranger and Joint Book Manager

and

BANC ONE CAPITAL MARKETS, INC.,

as Joint Lead Arranger and Joint Bank Manager

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of October 28, 2004, is entered into among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), GUARANTY BANK, as Administrative Agent and Swing Line Lender, BANK ONE, NA, as Syndication Agent, and FLEET NATIONAL BANK, as Documentation Agent.

BACKGROUND

A.            The Borrower, certain of the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Swing Line Lender are parties to that certain Credit Agreement, dated as of December 12, 2002, as amended by that certain First Amendment to Credit Agreement, dated as of September 8, 2003, that certain Second Amendment to Credit Agreement, dated as of December 3, 2003, and that certain Third Amendment to Credit Agreement, dated as of April 20, 2004 (said Credit Agreement, as amended, the “Credit Agreement”).  The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B.            The Borrower has requested an amendment to permit Interest Periods of 14 days for Eurodollar Rate Loans.

C.            The Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Swing Line Lender hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Swing Line Lender and the Administrative Agent covenant and agree as follows:

1.             AMENDMENTS.

(a)           The definition of “Borrower” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Borrower” means Meritage Homes Corporation, a Maryland corporation.

(b)           The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Interest Period” means as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date fourteen days or one, two, three or six months thereafter, as selected by the Borrower in its Revolving Loan Notice; provided that:

(i)            any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business

Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii)           any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii)          no Interest Period shall extend beyond the Maturity Date.

(c)           The definition of “Eurodollar Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Eurodollar Rate” means for any Interest Period with respect to any Eurodollar Rate Loan:

(a)           the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period (provided, with respect to Interest Periods of fourteen days, the Eurodollar Rate for such Interest Period shall be equal to the Eurodollar Rate for Interest Periods of one month), determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

(b)           if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period (provided, with respect to Interest Periods of fourteen days, the Eurodollar Rate for such Interest Period shall be equal to the Eurodollar Rate for Interest Periods of one month), determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

(c)           if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Guaranty Bank and with a term equivalent to such Interest Period (provided, with respect to Interest Periods of fourteen days, the Eurodollar Rate for such Interest Period shall be equal to the Eurodollar Rate for Interest Periods of one month) would be offered by Guaranty Bank to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

(d)           Exhibits A, B, C, D, E, F, G, H and I to the Credit Agreement are hereby amended to be in the form of Exhibits A, B, C, D, E, F, G, H and I to this Fourth Amendment.

2.             REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a)           the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

(b)           no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)           (i) the Borrower has full power and authority to execute and deliver this Fourth Amendment, (ii) this Fourth Amendment has been duly executed and delivered by the Borrower, and (iii) this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)           neither the execution, delivery and performance of this Fourth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and

(e)           no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Fourth Amendment or (ii) the acknowledgement by each Guarantor of this Fourth Amendment.

3.             CONDITIONS TO EFFECTIVENESS.  This Fourth Amendment shall be effective upon satisfaction or completion of the following:

(a)           the Administrative Agent shall have received counterparts of this Fourth Amendment executed by all of the Lenders;

(b)           the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Borrower and acknowledged by each Guarantor;

(c)           the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Fourth Amendment; and

(d)           the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

4.             REFERENCE TO THE CREDIT AGREEMENT.

(a)           Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b)           The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5.             COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

6.             GUARANTOR’S ACKNOWLEDGMENT.  By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Fourth Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

7.             EXECUTION IN COUNTERPARTS.  This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8.             GOVERNING LAW; BINDING EFFECT.  This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

9.             HEADINGS.  Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

10.           ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE

CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this Fourth Amendment is executed as of the date first set forth above.

MERITAGE HOMES CORPORATION

By:	/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	CFO-VP

GUARANTY BANK, as Administrative Agent

By:	/s/ Sam A. Mead
	Name:	Sam A. Mead
	Title:	Senior Vice President

By:	/s/ Sam A. Mead
	Name:	Sam A. Mead
	Title:	Senior Vice President

FLEET NATIONAL BANK, as a Lender and Documentation Agent

By:	/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
	Title:	Managing Director

BANK ONE, NA, as a Lender and Syndication Agent

By:	/s/ Paul D. Engler
	Name:	Paul D. Engler
	Title:	First Vice President

WELLS FARGO BANK ARIZONA NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patricia A. Richards
	Name:	Patricia A. Richards
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adrian B. Montero
	Name:	Adrian B. Montero
	Title:	Assistant Vice President

CALIFORNIA BANK AND TRUST, as a Lender

By:	/s/ Stephanie Lantz
	Name:	Stephanie Lantz
	Title:	VP

COMPASS BANK, as a Lender

By:	/s/ Steven J. Hesler
	Name:	Steven J. Hesler
	Title:	SVP

COMERICA BANK, as a Lender

By:	/s/ Casey L. Ostrander
	Name:	Casey L. Ostrander
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Douglas G. Paul
	Name:	Douglas G. Paul
	Title:	Senior Vice President

SOUTHTRUST BANK, as a Lender

By:	/s/ Sam Boroughs
	Name:	Sam Boroughs
	Title:	VP

ACKNOWLEDGED AND AGREED TO:

MONTEREY HOMES ARIZONA, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MONTEREY HOMES CONSTRUCTION, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES OF ARIZONA, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc., its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES CONSTRUCTION, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc., its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS GP, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS LP, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

LEGACY/MONTEREY HOMES L.P.

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOLDINGS, L.L.C.

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

LEGACY OPERATING COMPANY, L.P.

By:	Meritage Holdings, L.L.C., its General Partner

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

HULEN PARK VENTURE, LLC

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS GP II, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS LP II, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH HOMES-TEXAS, L.P.

By:	MTH-Texas GP II, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES OF CALIFORNIA, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-HOMES NEVADA, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-CAVALIER, LLC

By:	Monterey Homes Construction, Inc., its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH GOLF, LLC

By:	Hancock-MTH Builders, Inc., its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

LEGACY-HAMMONDS MATERIALS, L.P.

By:	Meritage Holdings, L.L.C., its General Partner

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES OF COLORADO, INC.

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary